                                                                   Exhibit 10.23

                               ESOP LOAN AGREEMENT

     THIS ESOP LOAN AGREEMENT (the "Agreement") is made and entered into as of April 1, 2002, by and among GreatBanc Trust Company, an Illinois corporation, not in its individual or corporate capacity, but solely as trustee of the Thompson Dental Company Employee Stock Ownership Plan and Trust (the "Borrower") and Thompson Dental Company, a South Carolina corporation (the "Company").

     In consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Borrower and the Company agree as follows:

                                   ARTICLE I.
                                   Definitions

     Section 1.1 Definitions. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used in this Agreement shall have the meanings set forth below, and shall include the plural as well as the singular. Capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Stock Purchase Agreement.

     "Agreement" has the meaning specified in the introductory paragraph.

     "Borrower" has the meaning specified in the introductory paragraph. All references to the Borrower in this Agreement shall mean any and all of the Borrower, the Trust and the Plan.

     "Code" means the United States Internal Revenue Code of 1986, as amended, and includes any successor statute and all rules and regulations issued by the IRS pursuant to the Code or any successor law.

     "Company" has the meaning specified in the introductory paragraph.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" has the meaning specified in Article IV of this Agreement.

     "IRS" means the United States Internal Revenue Service.

     "Loan" means the extension of credit to the Borrower for the purpose of financing the Purchase Price of the Shares as defined in Section 2.1 of this Agreement.

     "Loan Documents" means this Agreement, the Note, the Pledge Agreement and all stock powers to be executed by the Borrower pursuant to Section 3.1.

     "Note" has the meaning specified in Section 2.1 of this Agreement.

     "Plan" means the employee stock ownership plan under the Trust Agreement.

     "Pledge Agreement" means a pledge agreement properly executed by the Borrower in favor of the Company.

     "Prohibited Transaction" has the meaning assigned to that term in ERISA.

     "Shares" has the meaning specified in Section 2.1 of this Agreement.

     "Stock Purchase Agreement" has the meaning specified in Section 2.1 of this Agreement.

     "Trust" means the Thompson Dental Company Employee Stock Ownership Plan and Trust under the Trust Agreement.

     "Trust Agreement" means the Thompson Dental Company Employee Stock Ownership Plan and Trust Agreement dated December 19, 1995, as amended.

                                   ARTICLE II.
                            Amount and Terms of Loan

     Section 2.1 Loan. Upon the execution and subject to the provisions of this Agreement the Company shall lend to the Borrower the sum of $12,611,503.87 (the "Loan"). The Borrower shall use all proceeds of the Loan solely to purchase 772,237 shares of common stock of the Company (the "Shares") held by certain selling shareholders of the Company pursuant to the closing of that certain Stock Purchase Agreement dated April 1, 2002 by and among the Borrower, the Company and certain selling shareholders of the Company (the "Stock Purchase Agreement"). The Borrower's obligations to repay the Loan and to pay interest thereon is evidenced by the Borrower's $12,611,503.87 Promissory Note dated April 1, 2002 payable to the order of the Company (together with any amendments, extensions, renewals, and replacements thereof, collectively called the "Note").

     Section 2.2 Payment and Balance. All payments of principal and interest under the Note and the other Loan Documents shall be made to the Company in immediately available funds. The Borrower agrees that the amount shown on the books and records of the Company as being the unpaid balance of principal and accrued interest under the Note and Loan Documents shall be prima facie evidence thereof.

                                  ARTICLE III.
                                    Documents

     Section 3.1 Documents to be Delivered. Upon the execution of this Agreement, prior to the purchase of the Shares, the Borrower shall deliver to the Company all of the following, in form and substance acceptable to the
Company:

          (a)  The Note, properly executed by the Borrower.

          (b)  The Pledge Agreement, properly executed by the Borrower.

          (c) One or more stock certificates for the Shares, accompanied by stock powers for all such certificates, properly executed by the Borrower, and all UCC forms and other writings, properly executed, which are deemed by the Company to be necessary or desirable to grant to the Company a perfected security interest constituting a first lien on the Shares and all other property described in the Pledge Agreement.

                                   ARTICLE IV.
                                Default; Recourse

     The Borrower shall be considered to be in "Default" if the Borrower fails to pay when due any principal, interest or other sums owing on the Note or otherwise owing to the holder of the Note (an "Event of Default"). In case of an Event of Default, the holder of the Note may declare the Note due and payable, but only to the extent of such Default. Except as provided herein or in the Pledge Agreement, Default shall not result in acceleration of the Note. The Note is without recourse against the Borrower except that contributions made by the Company or its affiliates to the Borrower and dividends and earnings attributable to assets of the Borrower shall be used to make payments on the Note as and to the extent provided in the Plan, subject to any limitations on such use which may be necessary to comply with the requirements of Sections 54.4975-7(b)(5) and (6) of the Treasury Regulations or any other applicable laws or regulations.

                                   ARTICLE V.
                                    Covenants

     Section 5.1 Guaranteed ESOP Allocation to Participants. The Company agrees that for each Plan year during the period beginning January 1, 2001 and ending June 15, 2010, the Plan (or any successor plan) shall provide annual allocations to employees of the Company who were participants in the Plan on January 1, 2002 (and are not excluded from continuing participation in the Plan as permitted by Code Section 410(b)(3)), in an amount based on the fair market value of employer securities which are allocated, which is not less than six percent (6%) of their compensation during said period (which is not in excess of the compensation limit under Code Section 401(a)(17) for such period).

     Section 5.2 Company Contributions to the Plan. The Company agrees that it shall make contributions to the Plan (or any successor plan) sufficient to enable the Plan (or any successor plan) to pay principal and interest on the Note, or any refinancing thereof, when due and payable.

                                   ARTICLE VI.
                                    Covenants

     Section 6.1 Waiver and Amendment. No provision of any of the Loan Documents can be waived, modified, amended, abridged, replaced, supplemented or terminated, except by a writing executed by the Borrower and the Company. A waiver shall be effective only in the specific instance and for the specific purpose given. No delay or failure by the Company to exercise any right or remedy shall be a waiver thereof, nor shall any single or partial exercise by the Company of any right or remedy preclude any other exercise thereof or the exercise of any other right or remedy. All rights and remedies of the Company under this Agreement and any other writing are cumulative and not exclusive.

     Section 6.2 Nonrecourse Obligations. Notwithstanding any provision of the Loan Documents, the Loan Documents shall be without recourse against the Borrower to the extent that, but only to the extent that, upon the occurrence of an Event of Default, the Company shall not have any right to assets of the Borrower other than: (a) the collateral under the Pledge Agreement, (b) contributions (other than contributions of employee securities) that are made under the Plan to meet the obligations of the Borrower under the Loan Documents, and (c) earnings attributable to the investment of such contributions. Nothing in this Section 6.2 shall constitute a waiver of any indebtedness under the Loan Documents, or shall be construed to prevent recourse to or enforcement against any security for any of the Loan Documents, of all obligations contained in the Loan Documents.

     Section 6.3 Notices. All notices, requests, demands and other communications provided for under this Agreement and the writings contemplated by this Agreement shall be in writing and shall be delivered in person, faxed, or deposited in the mail, postage prepaid, addressed as follows:

     If to the Borrower:  Thompson Dental Company Employee Stock
                          Ownership Plan and Trust
                          c/o  GreatBanc Trust Company
                          1301 West 22/nd/ Street, Suite 702
                          Oak Brook, Illinois 60523
                          Attention: Marilyn H. Marchetti
                          Facsimile: (630) 571-0599

     With a copy to:      Kelly, Hannaford & Battles, P.A.
                          3900 Piper Jaffray Tower
                          222 South Ninth Street
                          Minneapolis, MN 55402
                          Attention: A. David Kelly
                          Facsimile: (612) 341-1041

     If to the Company:   Thompson Dental Company
                          P.O. Box 3486
                          1106 Knox Abbott Drive
                          Cayce, SC 29033
                          Attention: President
                          Facsimile No.: (803) 794-9142

     If to the Company:   Briggs and Morgan, Professional Association
                          2400 IDS Center
                          80 South Eighth Street
                          Minneapolis, MN 55402
                          Attention: Avron L. Gordon
                                     Michael J. Grimes
                          Facsimile: (612) 334-8650

or, as to each party, at such other address or fax number as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 6.3. All such notices, requests, demands and other communications shall be effective when actually delivered, faxed, or deposited in the mail.

     Section 6.4 Binding Effect and Assignment. The Loan Documents shall bind and benefit the parties hereto and thereto and their respective successors and assigns, except that the Borrower shall have no right to assign any of its rights hereunder or thereunder or any interest herein or therein without the prior written consent of the Company or its successors and assigns. Any assignment in violation of the preceding sentence shall be void. The parties hereby acknowledge that the Company may assign its rights under the Loan Documents to an Affiliate of the Company, and the Borrower hereby consents to such assignment and agrees to take such actions and execute such documents, instruments, agreements, assignment, transfers and amendments as may be necessary or desirable to effectuate such assignment. If any provision or application of any of the Loan Documents is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect the other provisions or applications which can be given effect, and this Agreement and such writings shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or therein or prescribed hereby or thereby.

     Section 6.5 Jurisdiction and Venue. The Borrower and the Company consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to any of the Loan Documents or any transaction or matter relating to any of the Loan Documents, waive any argument that venue in such forums is not convenient, and agree that any litigation initiated by any party in connection with any of the Loan Documents or any transaction or matter relating to any of the Loan Documents shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota.

     Section 6.6 Headings. Article and Section headings in this Agreement are for convenience of reference only, and shall not constitute a part of this Agreement for any other purpose or a limitation of the scope of the particular Articles or Sections to which they refer.

     Section 6.7 Governing Law. This Agreement and the writings contemplated by this Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

     Section 6.8 Survival. All representations, warranties, covenants and agreements of the Borrower shall survive the closing of the transactions contemplated hereby and the issuance of the Note.

     Section 6.9 Entire Agreement. This Agreement and Loan Documents constitute the entire agreement between the parties and supercede any prior understandings or agreements by or between the parties, written or oral, which may be related to the subject matter hereof in any way. This Agreement and the Loan Documents shall continue in full force and effect for so long as the Borrower shall be indebted to the Company or its successors and assigns.

     Section 6.10 Modifications. The parties acknowledge that the payments of principal and interest on the Note are intended to release sufficient Shares each year to satisfy the anticipated benefit requirements of the Plan over the duration of the Note. In order to provide those benefits, the parties understand that it may be advisable to accelerate or delay payments of principal under the Note. The parties hereby agree that the Borrower may, with the written consent of the Company, commit in writing to a revised payment schedule that provides for the prepayment of all or any portion of the principal. The parties may also agree to refinance the Note. From the date of any such commitment to accelerate payments or of any such agreement to refinance, the terms of this Agreement and the other Loan Documents shall be considered to include such commitment or refinancing. The Borrower further agrees to consider any proposals for such a commitment or refinancing made by the Company, and to agree to such proposals if the Borrower concludes that its consent to such proposal will not result in a violation of its fiduciary obligations under applicable federal laws or result in a Prohibited Transaction.

     Section 6.11. Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement. The counterparts of this Agreement and all Ancillary Documents may be executed and delivered by facsimile signature by any of the parties to any other party and the receiving party may rely on the receipt of such document so executed and delivered by facsimile as if the original had been received.

     Executed as of the date first above written.

                            [SIGNATURE PAGE FOLLOWS]

     THE BORROWER REPRESENTS, WARRANTS AND CERTIFIES TO THE COMPANY AND AGREES THAT THE BORROWER HAS READ ALL OF THIS AGREEMENT AND UNDERSTANDS ALL OF ITS PROVISIONS.


GREATBANC TRUST COMPANY,                     THOMPSON DENTAL COMPANY
an Illinois corporation, not in its
individual or corporate capacity, but
solely as trustee of the Thompson
Dental Company Employee Stock Ownership      By________________________________
Plan and Trust                                   Its___________________________


By_______________________________
  Its____________________________





                     [SIGNATURE PAGE TO ESOP LOAN AGREEMENT]